UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       ----------------------------------



                               July 14, 2004
                Date of report (Date of earliest event reported)



                          DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


               New York                           333-18221                       13-2997911
     (State or Other Jurisdiction                (Commission                     (IRS Employer
          of Incorporation)                      File Number)                Identification Number)


              1436 Lancaster Avenue, Berwyn, Pennsylvania 19312-1288
               (Address of principal executive offices) (zip code)



                                 (610) 296-3400
               Registrant's telephone number, including area code

Item 7.           Financial Statements and Exhibits

                        (c)        Exhibits.

                             99.1 Press Release dated July 14, 2004 by Dollar Financial Group, Inc.

Item 12.          Results of Operations and Financial Condition

                  On July 14, 2004 Dollar Financial Group, Inc.(the "Company") issued a press release updating its estimate for fiscal fourth quarter and fiscal year ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1.

                  The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 15, 2004

                                    DOLLAR FINANCIAL GROUP, INC.
                                    a New York corporation


                                    By:     /s/ Donald Gayhardt
                                           --------------------
                                    Name:  Donald Gayhardt
                                    Title: President



                               EXHIBIT INDEX

         Exhibit No.            Description

         99.1                   Press  Release  dated July 14, 2004 by Dollar
                                Financial Group, Inc